Net Income Per Share	12 Months Ended
Dec. 31, 2010
Net Income Per Share
Net Income Per Share

18.                Net Income Per Share

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2008, 2009 and 2010:

	For the year ended December 31,
	2008	2009	2010
Numerator (RMB in thousands):
Net income attributable to NetEase.com, Inc.’s shareholders for basic/dilutive net income per share calculation	1,596,688	1,850,436	2,235,772

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,117,117	3,225,250	3,246,426
Dilutive effect of employee stock options and restricted share units	117,097	23,733	15,460
Weighted average number of ordinary shares outstanding, diluted	3,234,214	3,248,983	3,261,886
Net income per share, basic (RMB)	0.51	0.57	0.69
Net income per share, diluted (RMB)	0.49	0.57	0.69

Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the period. Diluted net income per share is computed using the weighted average number of ordinary shares and ordinary share equivalents outstanding during the period. For the years ended December 31, 2008, 2009 and 2010, options to purchase ordinary shares and restricted share units that were anti-dilutive and excluded from the calculation of diluted net income per share was approximately 41.7 million shares, 13.0 million shares and 5.0 million shares, respectively.